EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 5 to Registration Statement No. 333-83635 of PSE&G Transition Funding LLC on Form S-3 of our report dated November 17, 2000 appearing in the Prospectus, which is a part of such Registration Statement.

DELOITTE & TOUCHE LLP

December 18, 2000